                                                                   EXHIBIT 10.14

                       U.S. Small Business Administration

                                      NOTE

                                                  ------------------------------
                                                        (City and State)

$820,000.00                                       (Date)               , 19
                                                          -------------    ----

         For value received, the undersigned promises to pay to the order of HELLER FIRST CAPITAL CORP., a Delaware corporation (Payee) at its office in the city of KANSAS CITY, State of MISSOURI or at holder's option, at such other place as may be designated from time to time by the holder EIGHT HUNDRED TWENTY THOUSAND AND 00/100 dollars, with interest on unpaid principal computed from the date of each advance to the undersigned at the rate of PRIME+2.0 percent per annum, payment to be made in installments as follows:

         Note payable twenty (20) years and four (04) months from date of Note, with interest at the initial rate of ten and one-half percent (10.50%) per annum, interest only, payable monthly for four (04) months, beginning one (1) month from the first day of the month following first disbursement. and thereafter installments, including principal and interest. each in the amount of eight thousand one hundred eighty-seven and 00/100 ($8,187.00) payable monthly beginning five (O5) months from date of Note; with the further provision that each said installment shall be applied first to interest accrued to the date of receipt of said installment. and the balance, if any, to principal.

         Undersigned further agrees that the rate of interest herein shall increase or decrease at the rate of two (2.00%) percentage points over the Prime rate, as that rate changes, and is published in the Wall Street Journal, to be effective, after initial disbursement, on the first calendar day of each month and the change in the rate of interest herein shall be determined and become effective as of those dates.

         Borrower agrees that Lender may, at its sole discretion, assess a late charge not to exceed a maximum of 5% of the payment amount due if such payment is not received with then days of the due date. Funds received from the borrower will be applied first to interest to the date of receipt then to principal and then to the late fee.

         Whenever the interest rate is increased or decreased, Lender may, in its sole discretion, reamortize the Note so that the equal periodic payments are adequate to pay accrued interest and principal over the remaining term of the loan.

         If the undersigned shall be in default in payment due on the indebtedness herein and the Small Business Administration (SBA) purchases its guaranteed portion of said indebtedness, the rate of interest on both the guaranteed and unguaranteed portions herein shall become fixed at the rate in effect as of the date of default. If the undersigned shall not be in default in payment when SBA purchases its guaranteed portion the rate of interest on both the guaranteed and unguaranteed portion herein shall be fixed at the rate in effect as of the date of purchase by SBA.

         Borrower shall provide lender with written notice of intent to repay part or all of the loan at least three (3) weeks prior to the anticipated prepayment date. A prepayment is any payment made ahead of schedule that exceeds twenty (20) percent of the then outstanding principal balance. If borrower makes a prepayment and fails to give at least three weeks advance notice of intent to repay then, notwithstanding any other provision to the contrary in this Note or other document, borrower shall be required to pay lender three weeks interest on the unpaid principal as of the date of such prepayment.

         If this Note contains a fluctuating interest rate, the notice provision is not a pre-condition for fluctuation (which shall take place regardless of notice). Payment of any installment of principal or interest owing on this Note may be made prior to the maturity date thereof without penalty. Borrower shall provide lender with written notice of intent to prepay part or all of this loan at least three (3) weeks prior to the anticipated prepayment date. A prepayment is any payment made ahead of schedule that exceeds twenty (20) percent of the then outstanding principal balance. If borrower makes a prepayment and fails to give at least three weeks advance notice of intent to prepay, then, notwithstanding any other provision to the contrary in this note or other document, borrower shall be required to pay lender three weeks interest on the unpaid principal as of the date preceding such prepayment.

         `The term "Indebtedness" as used herein, shall mean the indebtedness evidenced by this Note, including principal interest, and expenses, whether contingent, now due or hereafter to become due and whether heretofore or contemporaneously herewith or hereafter contracted. The term "Collateral" as used in this Note shall mean any funds, guaranties, or other property or rights therein of any nature whatsoever or the proceeds thereof which may have been, are, or hereafter may be, hypothecated, directly or indirectly by the undersigned or others, in connection with, or as security for, the Indebtedness or any part thereof. The Collateral, and each part thereof, shall secure the Indebtedness and each part thereof. The covenants and conditions set forth or referred to in any and all instruments of hypothecation constituting the Collateral are hereby incorporated in this Note as covenants and conditions of the undersigned with the same force and effect as though such covenants and conditions were fully set forth herein.

         The Indebtedness shall immediately become due and payable, without notice or demand, upon the appointment of a receiver or liquidator, whether voluntary or involuntary, for the undersigned or for any of its property, or upon the filing of a petition by or against the undersigned under the provisions of any State insolvency law or under the provisions of the Bankruptcy Reform Act of 1978, as amended, or upon the making by the undersigned of an assignment for the benefit of its creditors. Holder is authorized to declare all or any part of the Indebtedness immediately due and payable upon the happening of any of the following events: (1) Failure to pay any part of the Indebtedness when due; (2) nonperformance by the undersigned of any agreement with, or any condition imposed by. Holder or Small Business Administration (hereinafter called "SBA"), with respect to the Indebtedness; (3) Holder's discovery of the undersigned's failure in any application of the undersigned to Holder or SBA to disclose any fact deemed by Holder to be material or of the making therein or in any of the said agreements, or in any affidavit or other documents submitted in connection with said application or the indebtedness, of any misrepresentation by, on behalf of, or for the benefit of the undersigned: (a) the reorganization (other than a reorganization pursuant to any of the provisions of the Bankruptcy Reform Act of 1978, as amended) of merger or consolidation of the undersigned (or the making of any agreement therefor) without the prior written consent of Holder,
(5) the undersigned's failure duly to account, to Holder's satisfaction, at such time or times as Holder may require, for any of the Collateral, or proceeds thereof, coming into the control of the undersigned; or (6) the institution of any suit affecting the undersigned deemed by Holder to affect adversely its interest hereunder in the Collateral or otherwise. Holder's failure to exercise its rights under this paragraph shall not constitute a waiver thereof.

         Upon the nonpayment of the Indebtedness, or any part thereof, when due, whether by acceleration or otherwise. Holder is empowered to sell, assign, and deliver the whole or any part of the Collateral at public or private sale, without demand. advertisement or notice of the time or place of sale or of any adjournment thereof, which are hereby expressly waived. After deducting all expenses incidental to or arising from such sale or sales, Holder may apply the residue of the proceeds thereof to the payment of the Indebtedness, as it shall deem proper, returning the excess, if any, to the undersigned. The undersigned hereby waves all right of redemption or appraisement whether before or after sale.

         Holder is further empowered to collect or cause to be collected or otherwise to be converted into money all or any part of the Collateral, by suit or otherwise, and to surrender, compromise, release, renew, extend, exchange, or substitute any item of the Collateral in transactions with the undersigned or any third party, irrespective of any assignment thereof by the undersigned. and without prior notice to or consent of the undersigned or any assignee. Whenever any item of the Collateral shall not be paid when due, or otherwise shall be in default, whether or not the indebtedness, or any part thereof, has become due, Holder shall have the same rights and powers with respect to such item of the Collateral as are granted in this paragraph in case of nonpayment of the Indebtedness, or any part thereof, when due. None of the rights, remedies, privileges, or powers of Holder expressly provided for herein shall be exclusive, but each of them shall be cumulative with and in addition to every other right, remedy, privilege, and power now or hereafter existing in favor of Holder, whether at law or equity, by statute or otherwise.

         The undersigned agrees to take all necessary steps to administer, supervise, preserve, and protect the Collateral; and regardless of any action taken by Holder, there shall be no duty upon Holder in this respect. The undersigned shall pay all expenses of any nature, whether incurred in or out of court, and whether incurred before or after this Note shall become due at its maturity date or otherwise, including but not limited to reasonable attorney's fees and costs, which Holder may deem necessary or proper in connection with the satisfaction of the Indebtedness or the administration, supervision, preservation, protection of (including, but not limited to, the maintenance of adequate insurance) or the realization upon the Collateral. Holder is authorized to pay at any time and from time to time any or all of such expenses, add the amount of such payment to the amount of the Indebtedness, and charge interest thereon at the rate specified herein with respect to the principal amount of this Note.

         The security rights of Holder and its assigns hereunder shall not be impaired by Holder's sale, hypothecation or rehypothecation of any note of the undersigned or any item of the Collateral, or by any indulgence, including but not limited to (a) any renewal, extension, or modification which Holder may grant with respect to the Indebtedness or any part thereof, or (b) any surrender, compromise, release, renewal, extension, exchange, or substitution which Holder may grant in respect of the Collateral, or (c) any indulgence granted in respect of any endorser, guarantor, or surety. The purchaser, assignee, transferee, or pledgee of this Note, the Collateral, and guaranty, and any other document (or any of them), sold, assigned, transferred, pledged, or repledged, shall forthwith become vested with and entitled to exercise all the powers and rights given by this Note and all applications of the undersigned to Holder or SBA. as if said purchaser, assignee, transferee, or pledgee were originally named as Payee in this Note and in said application or applications

         This promissory note is given to secure a loan which SBA is making or in which it is participating and, pursuant to Part 101 of the Rules and Regulations of SBA (13 C.F.R. 101 1(d)), this instrument is to be construed and (when SBA is the Holder or a parry in interest) enforced in accordance with applicable Federal law.

                                     Seventeen Line, Inc., a Kansas corporation


                                     By: /s/ Ralf W. Wilhelms
                                         ----------------------------
                                         Ralf W. Wilhlelms, President


                                     --------------------------------




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                                                      OMB APPROVAL NO. 3245-0201
                                                      EXPIRATION DATE:  04-30-97

                                                      --------------------------
                                                      SBA LOAN NO.
                                                      --------------------------

                                                      PLP-178-585-4007-KS

                                                      --------------------------
                                                          HFCC LOAN NO. 6767


                    U.S. SMALL BUSINESS ADMINISTRATION (SBA)
                                    GUARANTY

                                                                        , 19
                                            ----------------------------    --

     In order to induce Heller First Capital Corp. hereinafter called
                        --------------------------
                     (SBA or other Lending institution)
"Lender") to make a loan or loans, or renewal or extension thereof; to Seventeen Line, Inc., a Kansas corporation (hereinafter called "Debtor"), the Undersigned hereby unconditionally guarantees to Lender, its successors and assigns, the due and punctual payment when due, whether by acceleration or otherwise, in accordance with the terms thereof, of the principal of and interest on and all other sums payable, or stated to be payable, with respect to the note of the Debtor, made by

     The Debtor to Lender, dated _________________ in the principal amount of $820,000.00, with interest at the rate of Prime + 2.00 per cent per annum. Such note, and the interest thereon and all other sums payable with respect therein are hereinafter collectively called "Liabilities." As security for the performance of this guaranty the Undersigned hereby mortgages, pledges, assigns, transfers and delivers to Lender certain collateral (if any), listed in the schedule on the reverse side hereof. The term "collateral" as used herein shall mean any funds, guaranties, agreements or other property or rights or interest of any nature whatsoever, or the proceeds thereof, which may have been, are, or hereafter may be, mortgaged, pledged, assigned, transferred or delivered directly or indirectly by or on behalf of the Debtor or the Undersigned or any other party to Lender or to the holder of the aforesaid note of the Debtor, or which may have been, are, or hereafter may be held by any party as trustee or otherwise, as security, whether immediate or underlying, for the performance of this guaranty or the payment of the Liabilities or any of them or any security therefor.

     The Undersigned waives any notice of the incurring by the Debtor at any time of any of the Liabilities, and waives any and all presentment, demand, protest or notice of dishonor, nonpayment, or other default with respect to any of the Liabilities and any obligation of any party at any time comprised in the collateral. The Undersigned hereby grants to Lender full power, in the uncontrolled discretion and without notice to the undersigned, but subject to the provisions of any agreement between the Debtor or any other party and Lender at the time in force, to deal in any manner with the Liabilities and the collateral, including, but without limiting the generality of the foregoing, the following powers:

     (a) To modify or otherwise change any terms of all or any part of the Liabilities or the rate of interest thereon (but not to increase the principal amount of the note of the Debtor to Lender), to grant any extension or renewal thereof and any other indulgence with respect thereto, and to effect any release, compromise or settlement with respect thereto;

     (b) To enter into any agreement of forbearance with respect to all or any part of the Liabilities, or with respect to all or any part of the collateral, and to change the terms of any such agreement;

     (c) To forbear from calling for additional collateral to secure any of the Liabilities or to secure any obligation comprised in the collateral;

     (d) To consent to the substitution, exchange, or release of all or any part of the collateral, whether or not the collateral, if any, received by Lender upon any such substitution, exchange, or release shall be of the same or of a different character or value than the collateral surrendered by Lender;\

     (e) In the event of the nonpayment when due, whether by acceleration or otherwise, of any of the Liabilities, or in the event of default in the performance of any obligation comprised in the collateral, to realize on the collateral or any part thereof, as a whole or in such parcels or subdivided interest as Lender may elect, at any public or private sale or sales, for cash or on credit or for future delivery, without demand, advertisement, or notice of the time or place of sale or any adjournment thereof (The Undersigned hereby waiving any such demand, advertisement and notice to the extent permitted by law), or by foreclosure or otherwise, or to forbear from realizing thereon, all as Lender in its uncontrolled discretion may deem proper, and to purchase all or any part of the collateral for its own account at any such sale or foreclosure, such powers to be exercised only to the extent permitted by law.

     The obligations of the Undersigned hereunder shall not be released, discharged or in any way affected, nor shall the Undersigned have any rights or recourse against Lender, by reason of any action Lender may take or omit to take under the foregoing powers.

     In case the Debtor shall fail to pay all or any part of the Liabilities when due, whether by acceleration or otherwise, according to the terms of said note, the Undersigned, immediately upon the written demand of Lender, will pay to Lender the amount due and unpaid by the Debtor as aforesaid, in like manner as if such amount constitutes the direct and primary obligation of the Undersigned. Lender shall not be required, prior to any such demand on, or payment by, the Undersigned, to make any demand upon or pursue or exhaust any of its rights or remedies against the Debtor or others with respect to the payment of any of the Liabilities, or to pursue or exhaust any of its rights or remedies with respect to any part of the collateral. The Undersigned shall have no right of subrogation whatsoever with respect to the Liabilities or the collateral unless and until Lender shall have received full payment of all the Liabilities.

     The obligations of the Undersigned hereunder, and the rights of Lender in the collateral, shall not be released, discharged or in any way affected, nor shall the Undersigned have any rights against Lender; by reason of the fact that any of the collateral may not be conveyed to, or created in favor of, Lender; nor by reason of the fact that any of the collateral may be subject to the equities or defenses or claims in favor of others or may be invalid or defective in any way; nor by reason of the fact that the value of any of the collateral, or the financial condition of the Debtor or any obligor under or guarantor of any of the collateral, may not have been correctly estimated or may have changed or may hereafter change; nor by reason of any deterioration, waste, or loss by fire, theft, or otherwise of any of the collateral, unless such deterioration, waste, or loss be caused by the willful act or willful failure to act of Lender.

     The Undersigned agrees to furnish Lender, or the holder of the aforesaid note of the Debtor, upon demand, but not more often than semiannually, so long as any part of the indebtedness under such note remains unpaid, a financial statement setting forth, in reasonable detail, the assets, liabilities, and net worth of the Undersigned.

     The Undersigned acknowledges and understands that if the Small Business Administration (SBA) enters into, has entered into, or will enter into, a Guaranty Agreement, with Lender or any other lending institution, guaranteeing apportion of Debtor's Liabilities, the Undersigned agrees that it is not a coguarantor which SBA and shall have no right of contribution against SBA. The Undersigned further agrees that all liability hereunder shall continue notwithstanding payment by SBA under its Guaranty Agreement to the other lending institution.

     The term "Undersigned' as used in this Agreement shall mean the signer or signers of this agreement, and such signers, if more than one, shall be jointly and severally liable hereunder. The Undersigned further agrees that all liability hereunder shall continue notwithstanding the incapacity, lack of authority, death, or disability of any one or more of the Undersigned, and that any failure by Lender or its assigns to file or enforce a claim against the estate of any of the Undersigned shall not operate to release any other of the Undersigned from liability hereunder. The failure of any other person to sign this guaranty shall not release or affect the liability of any signer hereof.

                                       /s/ Ralf W. Wilhelms
                                       ------------------------------
                                       Ralf W. Wilhelms

                                       ------------------------------

                                       ------------------------------


NOTE: Corporate guarantors must execute guaranty in corporate name, by duly authorized officer, and seal must be affixed and duly attested; partnership guarantors must execute guaranty in firm name, together with signature of a general partner. Formally executed guaranty is to be delivered at the time of disbursement of loan.

                     (LIST COLLATERAL SECURING THE GUARANTY)